EXHIBIT  32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gary Reed, Chairman and John Burke, consulting principal accounting officer of Alternative Energy Partners, Inc., (the Company), DO HEREBY CERTIFY, that:

1.           The Annual Report on Form 10-K for the year ended July 31, 2010 (the Report), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of November, 2010.

 _/s/ Gary Reed
                     Gary Reed,
                                                                                                Chairman

     /s/ John Burke
John Burke
Consulting Principal Accounting Officer

     A signed original of this written statement required by Section 906 has been provided to American BioCare, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.